UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2011

SOMAXON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51665	20-0161599
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3570 Carmel Mountain Road, Suite 100, San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 876-6500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1. Base Salaries for Executive Officers. On February 10, 2011, the Compensation Committee of the Board of Directors (the “Committee”) of Somaxon Pharmaceuticals, Inc. (the “Company”) established the base salaries to be paid to the executive officers listed below (the “Named Executive Officers”), effective immediately. In determining individual salaries, the Committee considers various factors, including an individual’s qualifications and relevant experience, the scope of the executive’s job responsibilities, individual contributions and performance, and the compensation levels of executives at similar companies, subject to the requirements of any employment agreement to which an executive officer is a party. The following new base salaries were established, and Mr. Nguyen was promoted to Senior Vice President and Chief Financial Officer:

Name	Title	Base Salary
Richard W. Pascoe	President and Chief Executive Officer	$484,100
Jeffrey W. Raser	Senior Vice President, Chief Commercial Officer	$319,300
Brian T. Dorsey	Senior Vice President, Technical Operations	$303,850
Matthew W. Onaitis	Senior Vice President and General Counsel	$303,850
Tran B. Nguyen	Senior Vice President and Chief Financial Officer	$303,850

2. Bonuses Payable to Executive Officers for the 2010 Fiscal Year. On February 10, 2011, the Committee approved cash bonus payments for the 2010 fiscal year to be paid to the executive officers listed in the table below pursuant to the Somaxon Pharmaceuticals, Inc. 2010 Incentive Plan (the “2010 Incentive Plan”). Under the terms of the 2010 Incentive Plan, each of such executive officers was entitled to receive a bonus ranging from zero to 150% of his target bonus based on the achievement of corporate and individual performance goals. The 2010 Incentive Plan specified that the target bonus for the Company’s President and Chief Executive Officer was equal to 50% of his base salary, and the target bonuses for the Company’s Senior Vice Presidents and Vice President was equal to 35% of their respective base salaries. The corporate performance goals were established by the Committee in April 2010 and included the achievement of performance targets with respect to the Company’s commercialization, strategic and financing activities.

The bonuses to be paid to the Named Executive Officers are as follows:

Name	Title	Amount of Bonus
Richard W. Pascoe	President and Chief Executive Officer	$209,875
Jeffrey W. Raser	Senior Vice President, Chief Commercial Officer	$96,612
Brian T. Dorsey	Senior Vice President, Technical Operations	$91,609
Matthew W. Onaitis	Senior Vice President and General Counsel	$90,261
Tran B. Nguyen	Senior Vice President and Chief Financial Officer	$66,394

3. Adoption of Somaxon Pharmaceuticals, Inc. 2011 Incentive Plan for the 2011 Fiscal Year. Also on February 10, 2011, the Committee approved the Somaxon Pharmaceuticals, Inc. 2011 Incentive Plan (the “2011 Incentive Plan”). Pursuant to the 2011 Incentive Plan, the Named Executive Officers are eligible to receive bonuses ranging from zero to 150% of their target bonuses based on the achievement of corporate performance goals. The target bonus for the Company’s President and Chief Executive Officer will be equal to 55% of his base salary, and the target bonuses for the Company’s Senior Vice Presidents will be equal to 40% of their respective base salaries.

The foregoing description is a summary only, is not necessarily complete, and is qualified by the full text of the 2011 Incentive Plan, which is filed as an exhibit to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure

     Richard W. Pascoe, President and Chief Executive Officer of the Company, and other executive officers will be presenting the information attached as Exhibit 99.1 to this report at various investor and analyst meetings, including at the 13th Annual BIO CEO & Investor Conference in New York City on February 14, 2011. The information presented in video format on Slide 9 has been transcribed and is attached as Exhibit 99.2 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K, including the slides attached hereto as Exhibit 99.1 and the transcript of Slide No. 9 attached hereto as Exhibit 99.2, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

     By filing this Current Report on Form 8-K and furnishing this information, Somaxon makes no admission as to the materiality of any information in this report. The information contained in the slides is summary information that is intended to be considered in the context of Somaxon’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that Somaxon makes, by press release or otherwise, from time to time. Somaxon undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Somaxon cautions readers that statements included in this report, including Exhibits 99.1 and 99.2 hereto, that are not a description of historical facts are forward-looking statements. For example, statements regarding the ability of Somaxon to carry out its corporate and commercial plans are forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Somaxon that any of its plans will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in Somaxon’s business, including, without limitation, Somaxon’s ability to successfully commercialize Silenor; Somaxon’s reliance on its co-promotion partner, Procter & Gamble, and its contract sales force provider, Publicis, for critical aspects of the commercial sales process for Silenor; the performance of Procter & Gamble and Publicis and their adherence to the terms of their contracts with Somaxon; the ability of Somaxon’s sales management personnel to effectively manage the sales representatives employed by Publicis; Somaxon’s ability to comply with the covenants under its loan and security agreement; the potential for an event of default under the loan and security agreement, and the corresponding risk of acceleration of repayment and potential foreclosure on the assets pledged to secure the line of credit; the scope, validity and duration of patent protection and other intellectual property rights for Silenor; whether the approved label for Silenor is sufficiently consistent with such patent protection to provide exclusivity for Silenor; the ability of Somaxon to ensure adequate and continued supply of Silenor to successfully meet anticipated market demand; Somaxon’s ability to successfully enforce its intellectual property rights and defend its patents, including any developments relating to the recent submission of abbreviated new drug applications for generic versions of Silenor 3 mg and 6 mg and related patent litigation; the possible introduction of generic competition of Silenor; Somaxon’s ability to raise sufficient capital to fund its operations, and the impact of any such financing activity on the level of its stock price; the impact of any inability to raise sufficient capital to fund ongoing operations, including any patent infringement litigation; Somaxon’s ability to operate its business without infringing the intellectual property rights of others; the market potential for insomnia treatments, and Somaxon’s ability to compete within that market; inadequate therapeutic efficacy or unexpected adverse side effects relating to Silenor that could adversely affect commercialization, or that could result in recalls or product liability claims; other difficulties or delays in development, testing, manufacturing and marketing of Silenor; the timing and results of post-approval regulatory requirements for Silenor, and the FDA’s agreement with Somaxon’s interpretation of such results; and other risks detailed in Somaxon’s prior press releases as well as in its periodic filings with the SEC.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Somaxon undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Somaxon Pharmaceuticals, Inc. 2011 Incentive Plan

99.1	Company Update Slides — dated February 14, 2011

99.2	Transcript for Slide No. 9

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMAXON PHARMACEUTICALS, INC.

Date: February 14, 2011

By: /s/ Matthew W. Onaitis
Name: Matthew W. Onaitis
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Somaxon Pharmaceuticals, Inc. 2011 Incentive Plan

99.1	Company Update Slides — dated February 14, 2011

99.2	Transcript for Slide No. 9